UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 27, 2010
___________

MIDDLEBURG FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-24159 (Commission File Number)	54-1696103 (I.R.S. Employer Identification No.)

111 West Washington Street Middleburg, Virginia (Address of principal executive offices)	20117 (Zip Code)

Registrant’s telephone number, including area code: (703) 777-6327

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2010, the Board of Directors of the Registrant adopted an amendment to its bylaws (the “Bylaws”), effective immediately.  The amendment revised Section 2.2 of the Bylaws to remove the requirement that each director of the Registrant be a resident of the Commonwealth of Virginia and to remove the prohibition on standing for election or reelection as a director after a nominee’s seventy-second birthday.

The full text of the Bylaws, as amended to date, is attached as Exhibit 3.1 to this report and is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Bylaws of Middleburg Financial Corporation (restated in electronic format as of October 28, 2010).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDDLEBURG FINANCIAL CORPORATION
(Registrant)

Date: October 28, 2010	By:	/s/ Jeffrey H. Culver
Jeffrey H. Culver
Executive Vice President, Chief Operating
Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Bylaws of Middleburg Financial Corporation (restated in electronic format as of October 28, 2010).